UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

PINEAPPLE EXPRESS CANNABIS COMPANY

Dba

PINYA XP®

(Exact name of registrant as specified in its charter)

NEVADA	001-41762	33-3266062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer No.)

300 Peachtree Street NE Ste 1775

Atlanta, GA 30308

(Address of principal executive offices)

(404) 734-3277

(Registrant’s telephone number, including area code)

12301 Wilshire Blvd Suite 302

Los Angeles, CA 90025

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON	PNXP	U.S. Reporting: SEC Reporting

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

On January 30, 2025, Mr. Matthew Feinstein and Mr. Shawn Credle collectively sold 16,000,000 shares of Common Stock to Mr. Franjose “Frank” Yglesias in exchange for $335,000USD. A copy of the Share Purchase Agreement is attached hereto as Exhibit 5.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As of February 12, 2025, The Board of Directors of PNXP accepted the Resignation of Mr. Matthew Feinstein as Chief Executive Officer “CEO”, President, Directors and Chairman of the Board. A copy of the Mr. Matthew Feinstein resignation is attached hereto as Exhibit 5.02.

As of February 12, 2025, The Board of Directors of PNXP accepted the appointment of Mr. Franjose “Frank” Yglesias as Chief Executive Officer “CEO”, President, Directors and Chairman of the Board.

ITEM 7.01 REGULATION FD DISCLOSURE.

As of February 19, 2025, Pineapple Express Cannabis Company issued a press release (the “Press Release”) Pineapple Express Cannabis Company Announces Leadership Transition. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Item 7.01, including Exhibit 1 hereto, of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

DESCRIPTION
5.01	Stock Purchase Agreement
5.02	Resignation of Matthew Feinstein
99.1	Press Release Dated February 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Item 8.01 Other Events.

On February 12, 2025, the Company moved its headquarters to 300 Peachtree Street NE Ste 1775 Atlanta, GA 30308. The Company’s telephone number also changed to 1-404-734-3277

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2025	PINEAPPLE EXPRESS CANNABIS COMPANY Dba PINYA XP®

	By:	/s/ Franjose “Frank” Yglesias
Franjose “Frank” Yglesias, CEO